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                                                                      EXHIBIT 23


                         Consent of Independent Accounts

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-72906, 333-01895, 333-12937, 333-23181 and
333-24301) of Newcor, Inc. of our report dated March 22, 2002, relating to the consolidated financial statements for the years ended December 31, 2001, 2000 and 1999, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Detroit, Michigan
March 28, 2002